SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________
FORM 8-K
______________

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2017

Charter Communications, Inc.
CCO Holdings, LLC
CCO Holdings Capital Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Atlantic Street
Stamford, Connecticut 06901
(Address of principal executive offices including zip code)

(203) 905-7801
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

Senior Unsecured Notes Offering

Charter Communications, Inc. (along with its subsidiaries, “Charter”) today announced that its subsidiaries, CCO Holdings, LLC and CCO Holdings Capital Corp. (collectively, the “Issuers”), intend to offer $1.0 billion in aggregate principal amount of senior unsecured notes due 2027 (the “Notes,” and the offering thereof, the “Notes Offering”).

Charter intends to use the net proceeds from the sale of the Notes to repurchase the Issuers’ outstanding 6.625% Senior Notes due 2022, to pay related fees and expenses and for general corporate purposes.

The Notes will be sold to qualified institutional buyers in reliance on Rule 144A and outside the United States to non-U.S. persons in reliance on Regulation S. The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The offering is subject to, among other things, market conditions.

In connection with the Notes Offering, the registrants are filing herewith as Exhibit 99.1 certain unaudited pro forma financial information of CCO Holdings, LLC for the nine months ended September 30, 2016 and the year ended December 31, 2015, which gives effect to the transactions described therein.

This report is neither an offer to sell nor a solicitation of an offer to buy the Notes and shall not constitute an offer, solicitation or sale, nor is it an offer to purchase, or the solicitation of an offer to sell the Notes in any jurisdiction in which such offer, solicitation, or sale is unlawful.

NY Attorney General Internet Product Advertising Investigation

On October 23, 2015, the New York Office of the Attorney General (the “NY AG”) began an investigation of Time Warner Cable, Inc.’s (“TWC”) Internet product advertising. Charter is cooperating fully with the investigation and seeks to resolve the NY AG’s concerns without litigation. Charter denies that TWC engaged in any wrongdoing and, in the event the NY AG initiates litigation, Charter intends to defend itself vigorously. However, no assurances can be made that such defenses would ultimately be successful. At this time, Charter does not expect that the outcome of this investigation or any potential related litigation will have a material adverse effect on its operations, financial condition or cash flows.

Cautionary Statement Regarding Forward-Looking Statements

This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the Notes Offering and the NY AG’s investigation. Although we believe that our plans, intentions and expectations as reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions including, without limitation, the factors described under “Risk Factors” from time to time in our filings with the SEC. Many of the forward-looking statements contained in this communication may be identified by the use of forward-looking words such as “believe,” “expect,” “anticipate,” “should,” “planned,” “will,” “may,” “intend” and “potential,” among others.

All forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. We are under no duty or obligation to update any of the forward-looking statements after the date of this report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Description

99.1	Unaudited Pro Forma Consolidated Financial Statements*
* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: January 17, 2017		Senior Vice President - Finance, Controller and
Chief Accounting Officer

CCO Holdings, LLC
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: January 17, 2017		Senior Vice President - Finance, Controller and
Chief Accounting Officer

CCO Holdings Capital Corp.
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: January 17, 2017		Senior Vice President - Finance, Controller and
Chief Accounting Officer

Exhibit Index

Exhibit	Description

99.1	Unaudited Pro Forma Consolidated Financial Statements*
* filed herewith